UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 10, 2007
                Date of Report (Date of earliest event reported):

                                 EDO Corporation
             (Exact name of registrant as specified in its charter)

            New York                   3812                   11-0707740
  (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)          File Number)           Identification No.)

                         60 East 42nd Street, 42nd Floor
                            New York, New York 10165]
                    (Address of principal executive offices)

                                 (212) 716-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

   Supplemental Proxy Materials
   ----------------------------

On December 10, 2007, EDO Corporation issued a press release announcing that Institutional Shareholder Services and Glass Lewis, two leading independent proxy advisory firms, have recommended that shareholders of EDO Corporation vote for the merger with ITT Corporation . Both advisory firms concluded that the financial terms of the merger were fair to EDO's shareholders.




           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

These supplemental proxy materials contain forward-looking statements, including information relating to the merger, which are qualified in their entirety by the "Cautionary Statement Concerning Forward-Looking Information" section of the Definitive Proxy Statement.


Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

   Exhibit 99.1.  Press release issued by EDO Corporation on December 10, 2007.


                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



   Dated: December 10, 2007





                           EDO CORPORATION



                           By: /s/ Lisa M. Palumbo
                               -------------------
                               Name: Lisa M. Palumbo
                               Title: Senior Vice President, General Counsel and
                                      Secretary



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                                  EXHIBIT INDEX



Exhibit No.                Description


99.1. Supplemental Proxy Material-- Press release issued by EDO Corporation on December 10, 2007.